Page 1 BOEING PROPRIETARY ENGINE ESCALATION ADJUSTMENT, ENGINE WARRANTY AND PATENT INDEMNITY between THE BOEING COMPANY and ALLEGIANT AIR, LLC Supplemental Exhibit EE1 to Purchase Agreement Number PA-05130

WJE-PA-05130-EE1 Page 2 BOEING PROPRIETARY ENGINE ESCALATION ADJUSTMENT, ENGINE WARRANTY AND PATENT INDEMNITY relating to BOEING MODELS 737-8-200 AND 737-7 AIRCRAFT 1. ENGINE ESCALATION. No separate engine escalation methodology is defined for the Aircraft. The engine price, at its basic thrust level, is included in and will be escalated in the same manner as the Airframe Price. 2. ENGINE WARRANTY AND PRODUCT SUPPORT PLAN. Boeing has obtained from CFM International, Inc. (or CFM International, S.A., as the case may be) (CFM) CFM’s guarantee that CFM will extend directly to Customer CFM's warranty, special guarantees and product support services (herein referred to as Warranty); subject, however, to Customer's acceptance of the conditions set forth in the Warranty. In consideration for Boeing’s having obtained CFM's guarantee to provide the Warranty directly to the Customer, Customer hereby releases and discharges Boeing from any and all claims, obligations and liabilities whatsoever arising out of the purchase or use of such engines and Customer hereby waives, releases and renounces all its rights in all such claims, obligations and liabilities. THE WARRANTY CFM EXTENDS DIRECTLY TO CUSTOMER IS EXCLUSIVE, AND IS IN LIEU OF ALL OTHER WARRANTIES WHETHER WRITTEN, ORAL OR IMPLIED. THERE ARE NO IMPLIED WARRANTIES OF FITNESS OR MERCHANTABILITY.